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                         SUPPLEMENT DATED AUGUST 3, 1998
                             TO THE PROSPECTUSES OF

                             FRANKLIN TAX-FREE TRUST
    (TF1 - ARIZONA INSURED, FLORIDA INSURED, INSURED, MASSACHUSETTS INSURED, MICHIGAN INSURED, MINNESOTA INSURED, AND OHIO INSURED TAX-FREE INCOME FUNDS)

   (TF2 - ALABAMA, FLORIDA, GEORGIA, KENTUCKY, LOUISIANA, MARYLAND, MISSOURI,
           NORTH CAROLINA, TEXAS, AND VIRGINIA TAX-FREE INCOME FUNDS)

    (TF3 - ARIZONA, COLORADO, CONNECTICUT, FEDERAL INTERMEDIATE, HIGH YIELD,
            INDIANA, MICHIGAN, NEW JERSEY, OREGON, PENNSYLVANIA, AND
                       PUERTO RICO TAX-FREE INCOME FUNDS)
                               DATED JULY 1, 1998

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 2. Determine how much you would like to invest. The funds' minimum investments are:

   o To open a regular account ........................................ $1,000
   o To open a custodial account for a minor (an UGMA/UTMA account) ... $  100
   o To open an account with an automatic investment plan ............. $   50
   o To add to an account ............................................. $   50

   For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

   We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new category 10 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 10. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

III. The first paragraph under "May I Exchange Shares for Shares of Another Fund? Will Sales Charges Apply to My Exchange?" is replaced with the following:

   You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

IV. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

V. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.



                 Please keep this supplement for future reference.